UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System 155 Federal St., Suite 700, Boston, MA 02110 (Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

MOATXInvestor Shares

      CASTXClass C

For Investors Seeking Long-Term Capital Appreciation

Annual Report
June 30, 2022

Dear Fellow Shareholders:

It is our pleasure to present to you the Annual Report for the Castle Focus Fund (the “Fund”). This report provides you with important financial information on the Fund as well as portfolio manager commentary for the fiscal year ended June 30, 2022. We are very appreciative of your continued investments in the Fund.

The letter on the following page is from the Fund’s Sub-Adviser — St. James Investment Company — and provides you with an explanation of how the Fund performed over this past fiscal year.

We appreciate your trust and confidence in our management of the Fund.

Caeli Andrews Co-Founder, Managing Director Castle Investment Management	Andrew Welle Co-Founder, Managing Director Castle Investment Management

2022 Annual Report 1

Dear Castle Focus Fund Shareholder:

Thank you for your continued investments in the Castle Focus Fund (the “Fund”). It is our pleasure to report to you on the Fund’s performance over the last fiscal year. For the fiscal year ended June 30, 2022, the Investor Class Shares returned -0.55% (Class C Shares returned -1.54%) . Over that same one-year period, the S&P 500® Index (the Fund’s “Benchmark”) returned -10.62% . Our firm, St. James Investment Company, has served as Sub-Adviser to the Fund since its inception in 2010. Over that twelve year period the Investor Class Shares have experienced an average annual return of 7.03%, while the Benchmark has had an average annual return of 13.68% .

Our process emphasizes fundamentals at a time when inflation is seemingly taking hold, market valuations are dramatically stretched, and corporate debt is at a record high. A few highlights:

• We calculate intrinsic value for each holding discounting cash flows at 10%, contending entry price ultimately determines return. Our process when sub-advising the Fund is not deep value – the strategy consists of quality compounders that we believe are trading at a substantial discount to our conservative estimate of intrinsic value.

• Our quality bias prioritizes a solid balance sheet, as manageable debt (covered by operational cash flow) is critical given market fragility.

• We consider not interrupting the compounding process to be key to long-term performance.

The following were primary contributing factors to the Fund’s one-year performance relative to its Benchmark: A few of the Fund’s holdings that added to performance during the fiscal year Pfizer (PFE), EOG (EOG) and Alleghany (Y). The Fund’s positions in DuPont (DD) Agnico (AEM) and Barrick Gold (GOLD) detracted from performance. We continue to believe a focus on unloved, quality companies in materials and energy will offer outsized investor returns.

We are bottom up managers, agnostic to relative performance to any particular index with the overall objective of long-term capital appreciation. As a result, our industry weightings have typically been significantly different than that of any benchmark. We pay no attention to these deviations and do not plan to in the future, consistent with our process.

Kind Regards,

Robert J. Mark	Larry J. Redell
Portfolio Manager	St. James Investment Company
St. James Investment Company

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-743-7820.

The Castle Focus Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-877-743-7820. Distributed by Arbor Court Capital, LLC.

2022 Annual Report 2

CASTLE FOCUS FUND (Unaudited)

CASTLE FOCUS FUND PERFORMANCE INFORMATION

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2022

	1 Year(A)	5 Year(A)	10 Year(A)
Investor Shares	-0.55%	4.89%	6.44%
Class C	-1.54%	3.85%	5.38%
S&P 500® Index (B)	-10.62%	11.31%	12.96%

The Fund's Total Annual Operating Expense Ratios (from November 1, 2021 Prospectus): Investor Shares – Gross 1.62%, Net 1.38%; Class C – Gross 2.62%, Net 2.38%

The Fund’s actual expense ratios for the fiscal year ended June 30, 2022, can be found in the financial highlights included in this report. The Total Annual Operating Expense Ratios reported above will not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund, (b) the expense ratios may be for different periods, and (c) the Adviser has contractually agreed to waive Services Agreement fees (see Note 4).

(A) 1 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Castle Focus Fund commenced operations on July 1, 2010.

(B) The S&P 500® Index is an unmanaged index comprised of the stocks of large capitalization issues in the United States and it is considered representative of the U.S. equity markets as a whole.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-743-7820. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND’S DISTRIBUTOR IS ARBOR COURT CAPITAL, LLC.

2022 Annual Report 3

CASTLE FOCUS FUND (Unaudited)

Castle Focus Fund by Sectors (as a percentage of Net Assets) June 30, 2022

*Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Quarterly Schedule of Investments

The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines

St. James Investment Company, LLC (the “Sub-Adviser”) is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Sub-Adviser in fulfilling this responsibility is available without charge by calling 1-877-743-7820. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Form N-PX provides information regarding how the Fund voted proxies with regards to portfolio securities held during the most recent 12-month period ended June 30th and is available without charge, upon request, by calling 1-877-743-7820. This information is also available on the SEC’s website at http://www.sec.gov.

2022 Annual Report 4

Disclosure of Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period January 1, 2022, through June 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, your account will be indirectly subject to the expenses of any underlying funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, the charges assessed by Mutual Shareholder Services, LLC as described above or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Investor Shares
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2022
	January 1, 2022	June 30, 2022	to June 30, 2022

Actual	$1,000.00	$950.43	$6.48

Hypothetical	$1,000.00	$1,018.15	$6.71
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34% for Investor Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Class C
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2022
	January 1, 2022	June 30, 2022	to June 30, 2022

Actual	$1,000.00	$945.73	$11.29

Hypothetical	$1,000.00	$1,013.19	$11.68
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 2.34% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2022 Annual Report 5

Castle Focus Fund

	Schedule of Investments
		June 30, 2022
Shares	Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Production-Crops
25,000 Corteva, Inc.	$1,353,500	3.65%
Cable & Other Pay Television Services
33,000 Comcast Corporation - Class A	1,294,920	3.49%
Communications Equipment
22,000 Cisco Systems, Inc.	938,080	2.53%
Crude Petroleum & Natural Gas
7,750 EOG Resources, Inc.	855,910	2.31%
Electric Services
18,000 Dominion Energy, Inc.	1,436,580	3.88%
Electromedical & Electrotherapeutic Apparatus
12,500 Medtronic PLC (Ireland)	1,121,875	3.03%
Fire, Marine & Casualty Insurance
1,900 Alleghany Corporation *	1,582,890
11,250 Berkshire Hathaway Inc. - Class B *	3,071,475
34,000 Loews Corporation	2,014,840
9,000 The Travelers Companies, Inc.	1,522,170
	8,191,375	22.10%
Gold and Silver Ores
41,000 Agnico Eagle Mines Limited (Canada)	1,876,160
82,000 Barrick Gold Corporation (Canada)	1,450,580
	3,326,740	8.98%
Grain Mill Products
13,500 Ingredion Incorporated	1,190,160	3.21%
Pharmaceutical Preparations
18,000 Merck & Co.	1,641,060	4.43%
Pipe Lines (No Natural Gas)
44,000 Enbridge Inc. (Canada)	1,859,440	5.02%
Plastic Materials, Synth Resins & Nonvulcan Elastomers
26,000 DuPont de Nemours, Inc.	1,445,080	3.90%
Real Estate Agents & Managers (For Others)
2,100 Jones Lang LaSalle Incorporated *	367,206	0.99%
Retail - Eating & Drinking Places
6,000 Starbucks Corporation	458,340	1.24%
Retail - Family Clothing Stores
7,000 The TJX Companies, Inc.	390,950	1.05%
Services - Education Services
950 Graham Holdings Company - Class B	538,498	1.45%
Services - Prepackaged Software
7,500 Guidewire Software, Inc. *	532,425	1.44%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
40,000 Unilever PLC **	1,833,200	4.95%
Telephone Communications (No Radiotelephone)
36,000 Verizon Communications Inc.	1,827,000	4.93%
Total for Common Stocks (Cost - $24,146,734)	30,602,339	82.57%

* Non-Income Producing Security. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2022 Annual Report 6

Castle Focus Fund

	Schedule of Investments
		June 30, 2022
Shares	Fair Value	% of Net Assets
REAL ESTATE INVESTMENT TRUSTS
56,000 Equity Commonwealth *	$1,541,680	4.16%
(Cost - $1,590,621)
MONEY MARKET FUNDS
5,528,699 Invesco Short-Term Investments Trust Treasury Portfolio
Institutional Class 1.35% ***	5,528,699	14.92%
(Cost - $5,528,699)
Total Investments	37,672,718	101.65%
(Cost - $31,266,054)
Liabilities in Excess of Other Assets	(611,886)	-1.65%
Net Assets	$37,060,832	100.00%

* Non-Income Producing Security. *** The yield shown represents the 7-day yield at June 30, 2022. The accompanying notes are an integral part of these financial statements.

2022 Annual Report 7

Castle Focus Fund

Statement of Assets and Liabilities
June 30, 2022
Assets:
Investments at Fair Value	$37,672,718
(Cost - $31,266,054)
Receivables:
Dividends	33,825
Shareholder Purchases	10
Total Assets	37,706,553
Liabilities:
Payable for Securities Purchased	89,991
Payable for Shareholder Redemptions	478,495
Accrued Advisory Fees	32,251
Accrued Service Fees	10,965
Accrued Distribution and Service (12b-1) Fees - Class C	34,019
Total Liabilities	645,721
Net Assets	$37,060,832
Net Assets Consist of:
Paid In Capital	$26,648,691
Total Distributable Earnings	10,412,141
Net Assets	$37,060,832

Investor Shares
Net Assets	$25,314,938
Shares of Beneficial Interest Outstanding
(Unlimited number of shares authorized without par value)	1,282,086
Net Asset Value, Offering Price per Share and Redemption Price per Share	$19.75

Class C
Net Assets	$11,745,894
Shares of Beneficial Interest Outstanding
(Unlimited number of shares authorized without par value)	667,420
Net Asset Value, Offering Price per Share and Redemption Price per Share	$17.60

Statement of Operations
For the fiscal year ended June 30, 2022

Investment Income:
Dividends (Net of foreign withholding tax of $39,415)	$842,364
Total Investment Income	842,364
Expenses:
Advisory Fees	467,951
Service Fees	271,412
Distribution and Service (12b-1) Fees - Class C	143,274
Total Expenses	882,637
Less: Expenses Waived	(112,308)
Net Expenses	770,329
Net Investment Income	72,035
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	5,870,590
Net Change in Unrealized Appreciation on Investments	(5,800,486)
Net Realized and Unrealized Gain on Investments	70,104

Net Increase in Net Assets from Operations	$142,139

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 8

Castle Focus Fund

Statements of Changes in Net Assets
	7/1/2021	7/1/2020
	to	to
	6/30/2022	6/30/2021
From Operations:
Net Investment Income (Loss)	$72,035	$(43,229)
Net Realized Gain on Investments	5,870,590	7,755,265
Net Change in Unrealized Appreciation on Investments	(5,800,486)	7,138,455
Net Increase in Net Assets from Operations	142,139	14,850,491
From Distributions to Shareholders:
Investor Shares	(3,824,037)	(687,274)
Class C	(1,914,504)	(124,486)
Change in Net Assets from Distributions	(5,738,541)	(811,760)
From Capital Share Transactions:
Proceeds From Sale of Shares
Investor Shares	2,251,447	4,632,306
Class C	7,291	3,900
Shares Issued on Reinvestment of Dividends
Investor Shares	3,629,753	644,587
Class C	1,897,355	122,225
Cost of Shares Redeemed
Investor Shares	(15,041,122)	(46,690,504)
Class C	(2,944,053)	(2,426,354)
Net Decrease from Shareholder Activity	(10,199,329)	(43,713,840)
Net Decrease in Net Assets	(15,795,731)	(29,675,109)
Net Assets at Beginning of Period	52,856,563	82,531,672
Net Assets at End of Period	$37,060,832	$52,856,563

Share Transactions:
Issued
Investor Shares	103,238	227,689
Class C	395	211
Reinvested
Investor Shares	180,047	30,915
Class C	105,058	6,386
Redeemed
Investor Shares	(683,968)	(2,236,409)
Class C	(155,785)	(128,089)
Net Decrease in Shares	(451,015)	(2,099,297)
Shares Outstanding at Beginning of Period	2,400,521	4,499,818
Shares Outstanding at End of Period	1,949,506	2,400,521

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 9

Castle Focus Fund

Financial Highlights - Investor Shares
Selected data for a share outstanding	7/1/2021	7/1/2020	7/1/2019	7/1/2018	7/1/2017
throughout the period:	to	to	to	to	to
	6/30/2022	6/30/2021	6/30/2020	6/30/2019	6/30/2018
Net Asset Value -
Beginning of Period	$22.61	$18.62	$21.21	$22.24	$22.31
Net Investment Income (a)	0.10	0.03	0.11	0.17	0.08
Net Gains or Losses on Investments
(realized and unrealized)	(0.17)	4.21	(1.10)	0.82	0.89
Total from Investment Operations	(0.07)	4.24	(0.99)	0.99	0.97
Distributions (From Net Investment Income)	-	(0.09)	(0.21)	(0.11)	(0.01)
Distributions (From Capital Gains)	(2.79)	(0.16)	(1.39)	(1.91)	(1.03)
Total Distributions	(2.79)	(0.25)	(1.60)	(2.02)	(1.04)
Net Asset Value -
End of Period	$19.75	$22.61	$18.62	$21.21	$22.24
Total Return (b)	(0.55)%	22.90%	(5.43)%	5.19%	4.40%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$25,315	$38,042	$68,170	$98,792	$116,678
Before Waiver
Ratio of Expenses to Average Net Assets	1.58%	1.58%	1.58%	1.58%	1.58%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.21%	-0.10%	0.31%	0.54%	0.14%
After Waiver
Ratio of Expenses to Average Net Assets	1.34%	1.34%	1.34%	1.34%	1.34%
Ratio of Net Investment Income to Average
Net Assets	0.45%	0.14%	0.55%	0.78%	0.38%
Portfolio Turnover Rate	17.14%	25.19%	68.11%	74.00%	38.71%

Financial Highlights - Class C
Selected data for a share outstanding	7/1/2021	7/1/2020	7/1/2019	7/1/2018	7/1/2017
throughout the period:	to	to	to	to	to
	6/30/2022	6/30/2021	6/30/2020	6/30/2019	6/30/2018
Net Asset Value -
Beginning of Period	$20.64	$17.11	$19.60	$20.80	$21.11
Net Investment Loss (a)	(0.10)	(0.15)	(0.09)	(0.04)	(0.12)
Net Gains or Losses on Investments
(realized and unrealized)	(0.15)	3.84	(1.01)	0.75	0.84
Total from Investment Operations	(0.25)	3.69	(1.10)	0.71	0.72
Distributions (From Net Investment Income)	-	-	-	-	-
Distributions (From Capital Gains)	(2.79)	(0.16)	(1.39)	(1.91)	(1.03)
Total Distributions	(2.79)	(0.16)	(1.39)	(1.91)	(1.03)
Net Asset Value -
End of Period	$17.60	$20.64	$17.11	$19.60	$20.80
Total Return (b)	(1.54)%	21.67%	(6.38)%	4.13%	3.43%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$11,746	$14,814	$14,362	$16,783	$16,850
Before Waiver
Ratio of Expenses to Average Net Assets	2.58%	2.58%	2.58%	2.58%	2.58%
Ratio of Net Investment Loss to Average
Net Assets	-0.76%	-1.04%	-0.70%	-0.44%	-0.80%
After Waiver
Ratio of Expenses to Average Net Assets	2.34%	2.34%	2.34%	2.34%	2.34%
Ratio of Net Investment Loss to Average
Net Assets	-0.52%	-0.80%	-0.46%	-0.20%	-0.56%
Portfolio Turnover Rate	17.14%	25.19%	68.11%	74.00%	38.71%

(a) Based on Average Shares Outstanding. (b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 10

NOTES TO THE FINANCIAL STATEMENTS CASTLE FOCUS FUND June 30, 2022

1.) ORGANIZATION
Castle Focus Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on June 28, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2022, there were thirteen series authorized by the Trust. The Fund commenced operations on July 1, 2010. The Fund currently offers Investor Shares and Class C Shares. The classes differ principally in their respective distribution expenses and service arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Investor Shares of the Fund are sold at the net asset value (the “NAV”) without an initial sales charge and are not subject to 12b-1 distribution fees. Class C Shares of the Fund are sold at NAV without a sales charge and are subject to 12b-1 distribution/service fees of up to 1.00% per annum. The Fund’s investment objective is to seek long-term capital appreciation. The Investment Adviser to the Fund is Castle Investment Management, LLC (the “Adviser”) and the Sub-Adviser to the Fund is St. James Investment Company, LLC (the “Sub-Adviser”). Significant accounting policies of the Fund are presented below.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The NAV is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of each class’ assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. For each class, the offering price and redemption price per share is equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended June 30, 2022, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment

2022 Annual Report 11

Notes to the Financial Statements - continued

for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

ALLOCATION OF EXPENSES:
Expenses incurred by the Trust that don’t relate to a specific fund of the Trust are allocated pro-rata to the funds based on the total number of funds in the Trust at the time the expense was incurred or by another appropriate method. Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

2022 Annual Report 12

Notes to the Financial Statements - continued

Equity securities (common stocks, including ADRs, and real estate investment trusts). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at the net asset value provided by the fund and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2022:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks (including ADRs)	$30,602,339	$0	$0	$30,602,339
Real Estate Investment Trusts	1,541,680	0	0	1,541,680
Money Market Funds	5,528,699	0	0	5,528,699
Total	$37,672,718	$0	$0	$37,672,718

The Fund did not hold any Level 3 assets during the fiscal year ended June 30, 2022.

The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2022.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund entered into an Investment Management Agreement with Castle Investment Management, LLC as the investment adviser of the Fund. Under the terms of the Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers of the Trust. For its services, the Adviser receives a fee of 1.00% per annum of the average daily net assets of the Fund. The Sub-Adviser of the Fund has responsibility for providing investment ideas and recommendations for the assets of the Fund, subject to the supervision of the Adviser. As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Fund, the Adviser pays the Sub-Adviser a sub-advisor fee. For the fiscal year ended June 30, 2022, the Adviser received management fees totaling $467,951. At June 30, 2022, the Fund owed $32,251 to the Adviser.

The Fund also has a Services Agreement with the Adviser (the “Services Agreement”), under which the Fund pays the Adviser. Under the Services Agreement, the Adviser shall supervise the Fund’s business affairs and is obligated to pay the operating expenses of the Fund excluding management fees, 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. In addition, to the extent not otherwise provided by other parties under agreements with the Trust, the Adviser shall supply: (i) non-investment related statistical and research data; (ii) the services of a Chief Compliance Officer for the Trust; and (iii) executive and administrative services. The Adviser shall also assist with and/or supervise the preparation by the Trust’s administrator, transfer agent, and/or auditors of: (i) tax returns; (ii) reports to shareholders of the Fund; (iii) reports

2022 Annual Report 13

Notes to the Financial Statements - continued

to, and filings with, the SEC, state securities commissions and Blue Sky authorities including preliminary and definitive proxy materials and post-effective amendments to the Trust’s registration statement; and (iv) necessary materials for meetings of the Trust’s Board of Trustees. The Adviser shall provide personnel to serve as officers of the Trust if so elected by the Trustees. Executive and administrative services include, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and the review and submission to the officers of the Fund for their approval, of invoices or other requests for payment of Fund expenses; and such other action with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties. For its services, the Adviser receives a service fee equal to 0.58% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2022, the Adviser earned service fees of $271,412. At June 30, 2022, the Fund owed the Adviser service fees of $10,965. Beginning November 1, 2013, the Adviser has contractually agreed to waive Services Agreement fees by 0.24% of its average daily net assets. The Services Agreement fee waiver will automatically terminate on October 31, 2022, unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before October 31, 2022. There are no recoupment provisions for the waivers described above. A total of $112,308 in service fees was waived for the fiscal year ended June 30, 2022.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the Class C Shares of the Fund. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Class C Shares. This Plan provides that the Fund will pay the annual rate of 1.00% of the average daily net assets of the Fund’s Class C Shares for activities primarily intended to result in the sale of those shares. These activities include payment to entities for providing distribution and shareholder servicing with respect to the Fund’s Class C Shares. The 1.00% for the Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. The Fund incurred distribution and service (12b-1) fees of $143,274 for Class C Shares during the fiscal year ended June 30, 2022. At June 30, 2022, the Fund owed distribution and service (12b-1) fees of $34,019 for Class C Shares.

6.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as a trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Fund were paid a total of $3,750 in Trustees’ fees for the fiscal year ended June 30, 2022, by the Adviser.

7.) INVESTMENT TRANSACTIONS
For the fiscal year ended June 30, 2022, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $6,798,850 and $18,531,899, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At June 30, 2022, RBC Capital Markets LLC, held for the benefit of its customers, in aggregate, 46.92% of Fund shares. The Trust does not know whether any underlying accounts of RBC Capital Markets LLC, owned or controlled 25% or more of the voting securities of the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at June 30, 2022 was $31,278,106.

At June 30, 2022, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$7,099,753	($705,141)	$6,394,612

2022 Annual Report 14

Notes to the Financial Statements - continued

The tax character of Investor Shares distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2022	June 30, 2021
Ordinary Income	$ 1,479,977	$ 239,420
Long-term Capital Gain	2,344,060	447,854
	$ 3,824,037	$ 687,274

The tax character of Class C distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2022	June 30, 2021
Ordinary Income	$ 740,950	$ –
Long-term Capital Gain	1,173,554	124,486
	$ 1,914,504	$ 124,486

As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$385,395
Undistributed Long-Term Capital Gain/(Accumulated Losses)	3,632,134
Unrealized Appreciation/(Depreciation) - Net	6,394,612
$10,412,141

As of June 30, 2022, the primary differences between book and tax basis unrealized appreciation were attributable to the tax deferral of wash sales.

As of the fiscal year ended June 30, 2022, $1,412,819 was reclassified from total distributable earnings to paid in capital as a result of the use of equalization for tax purposes.

10.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

The Trust will hold a special meeting of the shareholders on September 7, 2022 (the “Meeting”), for the purpose of electing certain individuals to the Board of Trustees of the Trust. A proxy statement relating to the Meeting was filed with the Securities and Exchange Commission on July 27, 2022.

2022 Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Castle Focus Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Castle Focus Fund (the “Fund”), a series of PFS Funds, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more investment companies advised by Castle Investment Management, LLC since 2010.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 26, 2022

2022 Annual Report 16

ADDITIONAL INFORMATION
June 30, 2022
(Unaudited)

APPROVAL OF CONTINUATION OF THE MANAGEMENT AGREEMENT BETWEEN THE TRUST AND CASTLE INVESTMENT MANAGEMENT, LLC ON BEHALF OF THE CASTLE FOCUS FUND AND THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CASTLE INVESTMENT MANAGEMENT, LLC AND ST. JAMES INVESTMENT COMPANY, LLC ON BEHALF OF THE CASTLE FOCUS FUND

On March 8, 2022, the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement between the Trust and Castle Investment Management, LLC (“Castle”) on behalf of the Castle Focus Fund and the Investment Sub-Advisory Agreement between Castle and St. James Investment Company, LLC (“St. James”) on behalf of the Castle Focus Fund (the “Agreements”). In approving the Agreements, the Board considered and evaluated the following factors: (i) the nature, extent, and quality of the services provided by Castle and St. James to the Castle Focus Fund; (ii) the investment performance of the Castle Focus Fund, Castle, and St. James; (iii) the cost of the services to be provided and the profits to be realized by Castle and St. James and their respective affiliates (if any) from the relationship with the Castle Focus Fund; (iv) the extent to which economies of scale will be realized as the Castle Focus Fund grows and whether the fee levels reflect these economies of scale to the benefit of its shareholders; and (v) Castle’s and St. James’ practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for its review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the annual renewal process, including information presented at the Meeting. The Board reflected on the presentation by representatives of Castle earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreements, including: (i) reports regarding the services and support provided to the Castle Focus Fund and its shareholders by Castle and St. James; (ii) assessments of the investment performance of the Castle Focus Fund by personnel of Castle; (iii) commentary on the reasons for the performance; (iv) presentations addressing Castle’s and St. James’ investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Castle Focus Fund, Castle, and St. James; (vi) disclosure information contained in the registration statement of the Trust and the Forms ADV of Castle and St. James; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Castle and St. James, including financial information, a description of personnel and the services provided to the Castle Focus Fund, information on investment advice, performance, summaries of Castle Focus Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Castle Focus Fund; and (iii) benefits to be realized by Castle and St. James from their relationship with the Castle Focus Fund. The Board did not identify any information that was most relevant to its consideration to approve the Agreements, and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent, and Quality of the Services Provided by Castle and St. James

In considering the nature, extent, and quality of the services provided by Castle and St. James, the Trustees reviewed the responsibilities of Castle and St. James under the Agreements. The Trustees reviewed the services being provided by Castle and St. James including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Castle Focus Fund’s investment objective, strategies and limitations, and regulatory requirements. The Trustees reflected on their discussions with representatives from Castle throughout the past year. The Trustees considered the coordination of services for the Castle Focus Fund among Castle and the service providers (including St. James) and Castle’s interactions with the Independent Trustees; and the efforts of Castle to promote the Castle Focus Fund and grow its assets. The

2022 Annual Report 17

Additional Information (Unaudited) - continued

Trustees noted Castle’s and St. James’ continuity of, and commitment to retain, qualified personnel and to maintain and enhance its resources and systems and the continued cooperation with the Independent Trustees and Counsel for the Castle Focus Fund. The Trustees evaluated Castle’s and St. James’ personnel, including the education and experience of their personnel. The Trustees reflected on discussions with the representatives from Castle during the Meeting. After reviewing the foregoing information and further information in the materials provided by Castle and St. James, the Board concluded that, considering all the facts and circumstances, the nature, extent, and quality of the services provided by Castle and St. James were satisfactory and adequate for the Castle Focus Fund.

2. Investment Performance of the Castle Focus Fund, Castle, and St. James

In considering the investment performance of the Castle Focus Fund, Castle and St. James, the Trustees compared the short-term and longer-term performance of the Castle Focus Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees noted that Castle’s only other client is another mutual fund in the Trust. The Trustees discussed the performance of the Castle Focus Fund compared to other accounts managed by St. James which included the performance of other funds sub-advised by St. James. The Trustees considered St. James’ representation that the performance of these other accounts to be within its typical dispersion and any differences in performance can be primarily attributed to the differences in fees charged to the respective accounts. As to the performance of the Castle Focus Fund, the Board was provided with a report that included information regarding the performance of the Castle Focus Fund compared to the Fund’s Morningstar category of US Large Blend Funds (the “Category”) and to a group of funds of similar size, style and objective, derived from the Category with assets ranging from $25 million to $65 million (the “Peer Group”). The Trustees noted that for the 1-, 3-, 5- and 10- year periods ended December 31, 2021, the Castle Focus Fund under-performed relative to the Category, the Peer Group and benchmark (the “S&P 500”). They also noted that the Castle Focus Fund has generally maintained a large cash position, which has detracted from performance during periods of general market appreciation. It was further noted that the large cash position has been consistent with the philosophy of St. James and the investment strategies for the Castle Focus Fund. The Trustees considered St. James more recent decision to reduce the Castle Focus Fund’s cash position and deployment of that cash into the market. They noted Castle’s comments regarding the Castle Focus Fund’s value-oriented approach holding up better than the more growth-oriented strategies during the recent market volatility. The Trustees reflected on previous conversations with representatives of Castle and St. James on the investment philosophy of the Castle Focus Fund being geared toward longer-term performance and that the Castle Focus Fund may not perform as well as its peers in certain types of markets. The Trustees also considered the comments from Castle regarding the Castle Focus Fund’s recent performance and how the shift in the market towards value-oriented stocks has aided the Castle Focus Fund’s relative performance. The Trustees also considered that the difference in performance for the Castle Focus Fund’s Class C shares versus those of the Investor Class shares was attributable to different fee structures. After reviewing and discussing the investment performance of the Castle Focus Fund further, Castle’s and St. James’ experience managing the Castle Focus Fund, their historical investment performance, and other relevant factors, the Board concluded, considering all the facts and circumstances, that the investment performance of the Castle Focus Fund, Castle, and St. James was satisfactory given the Castle Focus Fund’s investment objectives and strategy.

3. Costs of the Services to be Provided and Profits to be Realized by Castle and St. James

In considering the costs of the services to be provided and profits to be realized by Castle and St. James from the relationship with the Castle Focus Fund, the Trustees considered: (1) Castle’s and St. James’ financial condition and the level of commitment to the Castle Focus Fund and Castle by the principals of Castle; (2) the asset level of the Castle Focus Fund; (3) the overall expenses of the Castle Focus Fund; and (4) the nature and frequency of advisory and sub-advisory fee payments. The Trustees reviewed the information provided by Castle and St. James regarding their respective profits associated with managing the Castle Focus Fund. The Trustees also considered potential benefits for Castle and St. James in managing the Castle Focus Fund. The Trustees then compared the fees and expenses of the Castle Focus Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Agreements compared to the Peer

2022 Annual Report 18

Additional Information (Unaudited) - continued

Group and Category, noting that the management fee and net expense ratio for both share classes were above the Peer Group and Category averages. The Trustees also considered the fees charged by St. James’ relative to the fees it charged to their other managed accounts, noting that the fees charged to the Castle Focus Fund were less than the average management fee charged to their other managed accounts. The Trustees noted that, although the management fee is high relative to the Peer Group and Category averages, it was within the range of management fees of the Peer Group and the Category. The Trustees also considered the sub-advisory portion of the fee, noting that it appeared reasonable in light of the services being provided by St. James. They also acknowledged that Castle is responsible for paying the sub-advisory fee to St. James. The Trustees recognized that Castle has committed to continue waive a portion of its Services Agreement fee with the Castle Focus Fund for another annual period. The Trustees also considered that under the contractual arrangements with Castle, it was required to pay most of the Castle Focus Fund’s operating expenses out of its assets. Based on the foregoing, the Board concluded that the fees to be paid to Castle (and in turn Castle’s payment to St. James) and the profits to be realized by Castle and St. James, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Castle and St. James.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Castle Focus Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Castle Focus Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Castle Focus Fund’s shareholders had experienced benefits from the fact that Castle was obligated to pay certain of the Castle Focus Fund’s operating expenses, which had the effect of limiting the overall fees paid by the Castle Focus Fund. The Trustees also recognized that Castle instituted a fee waiver under the Services Agreement and has indicated that it intends to keep the waiver in place for additional annual period. The Trustees also noted that the fees payable to St. James were paid from the amounts paid to Castle and not paid directly by Castle Focus Fund shareholders. In light of its ongoing consideration of the Castle Focus Fund’s asset levels, expectations for growth in the Castle Focus Fund, and fee levels, the Board determined that the Castle Focus Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Castle and St. James.

5. Possible Conflicts of Interest and Benefits to Castle and St. James

In considering Castle’s and St. James’ practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Castle Focus Fund; the basis of decisions to buy or sell securities for the Castle Focus Fund; and the substance and administration of Castle’s and St. James’ respective codes of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Castle’s and St. James’ potential conflicts of interest. The Trustees noted that Castle’s only other client is a mutual fund in the Trust, and that it oversees St. James’ compliance with the Trust’s code of ethics. The Trustees also considered St. James’ practices regarding brokerage and portfolio transactions, including particularly St. James’ practice for seeking best execution for the Castle Focus Fund’s portfolio transactions. They considered the representation from St. James that it does not utilize soft dollars or participate in commission recapture programs. The Trustees noted the potential benefit of additional public exposure of St. James based on marketing that is done for the Castle Focus Fund. No other potential benefits (other than the management and service fees paid to Castle and sub-advisory fees paid to St. James) were identified by the Trustees. Based on the foregoing, the Board determined that Castle’s and St. James’ standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session along with Counsel to discuss the continuation of the Agreements. The officers of the Trust and others present were excused during this discussion.

After further review and discussion, it was the Trustees’ determination that the best interests of the Castle Focus Fund’s shareholders was served by the renewal of the Agreements.

2022 Annual Report 19

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2022 Annual Report 20

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-877-743-7820. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	13	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust. Jeffrey R. Provence is the son of Ross C. Provence.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	13	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Retired. Law Office of Allen C.	13	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	Brown, Estate planning and busi-		Investor Funds
ness attorney (1970 to 2021).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2022 Annual Report 21

Investment Adviser
Castle Investment Management, LLC

Sub-Adviser
St. James Investment Company, LLC

Legal Counsel
Practus, LLP

Custodian
U.S. Bank, N.A.

Distributor
Arbor Court Capital, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Castle
Focus Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

Castle Focus Fund 277 South Washington Street, Suite 335 Alexandria, Virginia 22314 www.castleim.com 703-260-1921

TANDXInstitutional Shares

For Investors Seeking Long-Term Capital Appreciation

Annual Report
June 30, 2022

Dear Fellow Shareholders:

It is our pleasure to present to you the Annual Report for the Castle Tandem Fund (the “Fund”). This report provides you with important financial information on the Fund as well as portfolio manager commentary for the fiscal year ended June 30, 2022. We are very appreciative of your continued investments in the Fund.

The letter on the following page is from the Fund’s Sub-Adviser — Tandem Investment Advisors — and provides you with an explanation of how the Fund performed over this past fiscal year.

We appreciate your trust and confidence in our management of the Fund.

Kind Regards,

Caeli Andrews Co-Founder, Managing Director Castle Investment Management	Andrew Welle Co-Founder, Managing Director Castle Investment Management

2022 Annual Report 1

Dear Castle Tandem Fund Shareholder:

In March of 2019, we had the honor of being selected to serve as Subadvisor to the Castle Tandem Fund (the “Fund”). Our firm, Tandem Investment Advisors, Inc., has managed our flagship strategy – Large Cap Core – for over 31 years for individuals and institutions as a separately managed account (“SMA”). As your fund manager, we are ever thankful for your unwavering support, as we recently reached the 3-year milestone managing the Fund.

The world and financial markets have endured so much over the past year since our last shareholder letter. However, one thing that has not changed is our steadfast discipline and approach to managing the strategy. In fact, much of what we write in these letters are the same words year in and year out. The reason for that is our investment philosophy and process do not change regardless of the environment we find ourselves in. Our goal is to provide a consistent, repeatable experience for you, the shareholder. And the only way we know how to do that is to remain rooted in discipline and not stray from our core philosophy.

The objective of this strategy is to seek long-term capital appreciation. As we manage the Fund, we seek to meet that objective while providing less volatile returns and rising income over a complete market cycle. The Fund requires that portfolio companies consistently grow both earnings and dividends. A proprietary investment methodology is used to identify these portfolio companies that meet our quantitative investment criteria. And our strict investment process and discipline guide us in managing the Fund.

The Fund posted a return of -3.31% for the fiscal year ending June 30, 2022, which outperformed the S&P 500 Total Return Index (the Fund’s “Benchmark”). Over this same one-year period, the Benchmark posted a return of -10.62% . As an active manager, our goal is not to replicate the performance of an index over any single time period, whether the index is up, down, or flat. Rather, we seek to produce superior risk-adjusted returns while minimizing volatility over a complete market cycle. We believe that limiting volatility while providing a consistent investment experience will help keep investors invested through all markets. And volatility has aggressively come back into financial markets after being absent for the better part of the previous year.

To stem the initial COVID Pandemic induced sell-off in U.S. equities and the economic downward spiral, the Federal Reserve and U.S. Government injected an unprecedented amount of liquidity through monetary and fiscal stimulus programs. Essentially all financial assets moved higher in unison with the exponential increase in the money supply (M2). This increase in liquidity drove equity valuations to historic levels throughout the better part of 2021. It also set off a wave of inflation that continues to ripple across the globe today. As it became apparent that inflation was getting worse and becoming entrenched into society, in November 2021 the Federal Reserve reversed course and laid out a plan toward restrictive monetary policy through the use of Quantitative Tightening (QT) and interest rate hikes. The nod toward restrictive monetary policy put an end to the ever-expanding valuation multiples of U.S. equities and a new volatility regime was born.

There were several contributing factors to the Fund’s one-year outperformance relative to its Benchmark, the first being security selection. As a bottom-up manager, we are solely focused on the specific company and are indifferent to sector allocation. Therefore, at times the Fund’s sector weightings will dramatically differ from that of its Benchmark. The specific companies that contributed most positively to the Fund’s 1-year return ending June 30, 2022, included AbbVie, Inc. (ABBV) and Costco Wholesale Corporation (COST).

• ABBV – Over the past year, AbbVie has consistently grown revenues, earnings, and cash flow; thus, in October 2021, they announced an 8.5% increase to their quarterly dividend. For the past few years, the market discounted ABBV’s valuation due to concerns surrounding the 2023 patent expiration of Humira in the United States. To combat this known event, ABBV has made a few strategic acquisitions that are proving to be a success. Likewise, the market has bid up the valuation of ABBV to a level that is much fairer given their consistent track record of growth.

• COST – Costco is the epitome of a well-managed, consistently growing company. As rising input costs have roiled the retail landscape, COST has managed to buck the trend and keep margins intact. As a reward for this consistent growth, the valuation of COST reached a level that our quantitative model signaled as unsustainably high. Therefore, we sold a portion of our position in April 2022 on this valuation signal. Around that same time, COST announced a 13.9% increase to their quarterly

2022 Annual Report 2

dividend. The stock continues to meet all of our criteria, so it remains a core position in the Fund today.

The specific companies that contributed most negatively to the Fund’s 1-year return ending June 30, 2022, included Comcast Corporation (CMCSA) and T. Rowe Price Group (TROW).

• CMCSA – The lockdowns during the COVID pandemic were a boon to Comcast’s broadband business. With nowhere to go, CMCSA saw an influx of broadband subscribers as internet usage and streaming services took off. As the economy began opening back up and normalizing, Comcast’s growth also normalized and fell short of lofty expectations. CMCSA continues to meet our investment criteria of consistent growth and even raised their dividend by 8% this year.

• TROW – For all of the reasons that T. Rowe Price was the largest contributor to the Fund’s 1-year return ending June 30, 2021, the same reasons apply as to why it was one of the largest detractors to performance this most recent fiscal year. The injection of liquidity greatly aided in boosting financial assets and in turn the stock price of asset management companies. Likewise, the reduction of liquidity has caused financial assets to decline, which has hurt the stock prices of these companies. Before the reduction of liquidity began, our quantitative model signaled TROW as trading at an unsustainably high valuation, so we trimmed our position in August 2021. As the stock has fallen to a much lower valuation, we have since added back to our position.

In addition to security selection contributing to the Fund’s strong relative performance, our resolute commitment to our buy and sell discipline also had a meaningful favorable impact this past year. One of the differentiating factors between the Fund and that of many other strategies is our ability and willingness to hold cash when investment opportunities are scarce. We do not have a mandate to be fully invested. When our process identifies more stocks that meet our criteria and are unsustainably inexpensive relative to future growth, we buy those companies and cash goes down. On the flip side, when our process identifies more stocks that either no longer meet our criteria or are unsustainably expensive relative to future growth, we liquidate or trim our positions and cash goes up. It is that simple. As valuations continued to rise during the early months of this most recent fiscal year, we were “net sellers” and cash incrementally rose. By the end of September 2021, the cash position had risen to 28.32% of the Fund’s assets. As valuations began to correct, given the conditions discussed earlier on in this letter, we found more opportunities to initiate new positions and add to existing core holdings. Thus, we became “net buyers” and the cash position steadily declined to 11.71% of the Fund’s assets, as of June 30, 2022. The cash position is simply a byproduct of the investment process and not an allocation decision by the investment team. It would be foolhardy for us to attempt to predict where the market goes from here. Regardless of the direction, we will continue to execute on the 30+ year-long philosophy, process, and disciplines that we have built and refined along the way.

We remain focused, committed, and disciplined in executing our investment strategy. Again, we want to thank you for your continued investment support and trust, as we have navigated these turbulent waters over the past 3 years as sub-advisor to the Castle Tandem Fund.

Kind regards,

William L. Little, Jr., CFA                            John B. Carew                              Benjamin G. Carew, CFA

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-743-7820.

The Castle Tandem Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-877-743-7820. Distributed by Arbor Court Capital, LLC.

2022 Annual Report 3

CASTLE TANDEM FUND (Unaudited)

CASTLE TANDEM FUND PERFORMANCE INFORMATION

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2022

		Since
	1 Year(A)	Inception(A)
Castle Tandem Fund	-3.31%	8.93%
S&P 500® Index (B)	-10.62%	11.18%

The Fund's Total Annual Operating Expense Ratios (from November 1, 2021 Prospectus): Institutional Shares – Gross 1.60%, Net 1.20%

The Fund’s actual expense ratios for the fiscal year ended June 30, 2022 can be found in the financial highlights included in this report. The Total Annual Operating Expense Ratios reported above will not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund and (b) the expense ratios may be for different periods.

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Castle Tandem Fund commenced operations on March 15, 2019.

(B) The S&P 500® Index is an unmanaged index comprised of the stocks of large capitalization issues in the United States and it is considered representative of the U.S. equity markets as a whole.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-743-7820. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND’S DISTRIBUTOR IS ARBOR COURT CAPITAL, LLC.

2022 Annual Report 4

CASTLE TANDEM FUND (Unaudited)

Castle Tandem Fund by Sectors (as a percentage of Net Assets) June 30, 2022

*Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Quarterly Schedule of Investments

The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines

Castle Investment Management, LLC (the “Adviser”) is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling 1-877-743-7820. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Form N-PX provides information regarding how the Fund voted proxies with regards to portfolio securities held during the most recent 12-month period ended June 30th and is available without charge, upon request, by calling 1-877-743-7820. This information is also available on the SEC’s website at http://www.sec.gov.

2022 Annual Report 5

Disclosure of Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period January 1, 2022, through June 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Shares

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2022
	January 1, 2022	June 30, 2022	to June 30, 2022

Actual	$1,000.00	$874.72	$5.48

Hypothetical	$1,000.00	$1,018.94	$5.91
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended June 30, 2022).

2022 Annual Report 6

Castle Tandem Fund

	Schedule of Investments
		June 30, 2022
Shares	Fair Value	% of Net Assets

COMMON STOCKS
Arrangement of Transportation of Freight & Cargo
5,800 Expeditors International of Washington, Inc.	$565,268	1.73%
Beverages
5,100 Brown-Forman Corporation - Class B	357,816	1.10%
Cable & Other Pay Television Services
23,100 Comcast Corporation - Class A	906,444	2.77%
Canned, Fruits, Vegetables, Preserves, Jams & Jellies
8,200 The J.M. Smucker Company	1,049,682	3.21%
Electric Services
9,900 NextEra Energy Inc.	766,854	2.35%
Electronic Connectors
7,600 Amphenol Corporation - Class A	489,288	1.50%
Industrial Instruments For Measurement, Display, and Control
800 Roper Technologies, Inc.	315,720	0.97%
Insurance Agents, Brokers & Services
12,400 Brown & Brown, Inc.	723,416	2.21%
Meat Packing Plants
11,100 Hormel Foods Corporation	525,696	1.61%
Pharmaceutical Preparations
11,900 Abbott Laboratories	1,292,935
10,000 AbbVie Inc.	1,531,600
6,000 Johnson & Johnson	1,065,060
	3,889,595	11.90%
Refuse Systems
7,100 Republic Services, Inc.	929,177
5,400 Waste Connections, Inc. (Canada)	669,384
	1,598,561	4.89%
Retail - Drug Stores And Proprietary Stores
6,300 Walgreens Boots Alliance, Inc.	238,770	0.73%
Retail - Variety Stores
1,100 Costco Wholesale Corporation	527,208
5,300 Dollar General Corporation	1,300,832
	1,828,040	5.59%
Rubber & Plastics Footwear
3,100 NIKE, Inc. - Class B	316,820	0.97%
Security & Commodity Brokers, Dealers, Exchanges & Services
10,300 Cboe Global Markets, Inc.	1,165,857
9,900 Intercontinental Exchange, Inc.	930,996
6,900 T. Rowe Price Group, Inc.	783,909
	2,880,762	8.81%
Security Brokers, Dealers & Flotation Companies
1,500 BlackRock, Inc.	913,560
2,600 MarketAxess Holdings Inc.	665,626
11,900 SEI Investments Company	642,838
	2,222,024	6.80%
Services - Business Services, NEC
3,000 Accenture PLC - Class A (Ireland)	832,950
1,000 Mastercard Incorporated - Class A	315,480
4,400 Visa Inc. - Class A	866,316
	2,014,746	6.16%
Services - Computer Integrated Systems Design
5,000 Jack Henry & Associates, Inc.	900,100	2.75%
Services - Computer Processing & Data Preparation
3,600 Automatic Data Processing, Inc.	756,144
2,000 Verisk Analytics, Inc.	346,180
	1,102,324	3.37%

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 7

Castle Tandem Fund

	Schedule of Investments
		June 30, 2022
Shares	Fair Value	% of Net Assets
COMMON STOCKS
Services - Computer Programming, Data Processing, Etc.
4,000 FactSet Research Systems, Inc.	$1,538,280	4.71%
Services - Prepackaged Software
2,500 Microsoft Corporation	642,075	1.96%
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
3,800 Church & Dwight Co.	352,108	1.08%
Surgical & Medical Instruments & Apparatus
3,800 Becton, Dickinson and Company	936,814
3,300 ResMed, Inc.	691,779
4,600 Stryker Corporation	915,078
	2,543,671	7.78%
Water Supply
23,800 Essential Utilities, Inc.	1,091,230	3.34%
Total for Common Stocks (Cost - $25,089,501)	28,859,290	88.29%
MONEY MARKET FUNDS
3,841,056 First American Treasury Obligations Fund - X Class 1.31% *	3,841,056	11.75%
(Cost - $3,841,056)
Total Investments	32,700,346	100.04%
(Cost - $28,930,557)
Liabilities in Excess of Other Assets	(12,118)	-0.04%
Net Assets	$32,688,228	100.00%

* The yield shown represents the 7-day yield at June 30, 2022. The accompanying notes are an integral part of these financial statements.

2022 Annual Report 8

Castle Tandem Fund

Statement of Assets and Liabilities
June 30, 2022

Assets:
Investments at Fair Value	$32,700,346
(Cost - $28,930,557)
Receivables:
Dividends	16,887
Shareholder Purchases	11,703
Total Assets	32,728,936
Liabilities:
Payable for Shareholder Redemptions	8,763
Accrued Advisory Fees	27,072
Accrued Service Fees	4,873
Total Liabilities	40,708
Net Assets	$32,688,228

Net Assets Consist of:
Paid In Capital	$28,675,499
Total Distributable Earnings	4,012,729
Net Assets, for 1,040,360 Shares Outstanding	$32,688,228
(Unlimited shares authorized)
Net Asset Value, Offering and Redemption Price Per Share
($32,688,228/1,040,360 shares)	$31.42

Statement of Operations
For the fiscal year ended June 30, 2022

Investment Income:
Dividends (Net of foreign withholding tax of $1,066)	$518,416
Total Investment Income	518,416
Expenses:
Advisory Fees	376,125
Service Fees	218,152
Total Expenses	594,277
Less: Expenses Waived	(150,450)
Net Expenses	443,827

Net Investment Income	74,589

Realized and Unrealized Gain/(Loss) on Investments
Realized Gain on Investments	1,706,470
Net Change in Unrealized Appreciation on Investments	(2,562,369)
Net Realized and Unrealized Loss on Investments	(855,899)

Net Decrease in Net Assets from Operations	$(781,310)

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 9

Castle Tandem Fund

Statements of Changes in Net Assets
	7/1/2021	7/1/2020
	to	to
	6/30/2022	6/30/2021
From Operations:
Net Investment Income	$74,589	$112,732
Net Realized Gain on Investments	1,706,470	313,357
Change in Net Unrealized Appreciation	(2,562,369)	5,003,734
Increase/(Decrease) in Net Assets from Operations	(781,310)	5,429,823
From Distributions to Shareholders:	(1,733,644)	(107,914)
From Capital Share Transactions:
Proceeds From Sale of Shares	7,728,948	25,543,690
Shares Issued on Reinvestment of Dividends	1,444,888	107,914
Cost of Shares Redeemed	(16,213,165)	(8,968,883)
Net Increase/(Decrease) from Shareholder Activity	(7,039,329)	16,682,721
Net Increase/(Decrease) in Net Assets	(9,554,283)	22,004,630
Net Assets at Beginning of Period	42,242,511	20,237,881
Net Assets at End of Period	$32,688,228	$42,242,511
Share Transactions:
Issued	225,341	817,303
Reinvested	41,508	3,459
Redeemed	(467,892)	(286,388)
Net Increase/(Decrease) in Shares	(201,043)	534,374
Shares Outstanding Beginning of Period	1,241,403	707,029
Shares Outstanding End of Period	1,040,360	1,241,403

Financial Highlights
Selected data for a share outstanding throughout the period:	7/1/2021	7/1/2020	7/1/2019	3/15/2019*
	to	to	to	to
	6/30/2022	6/30/2021	6/30/2020	6/30/2019
Net Asset Value -
Beginning of Period	$34.03	$28.62	$26.28	$25.00
Net Investment Income (a)	0.07	0.11	0.20	0.06
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	(1.04)	5.40	2.24	1.22
Total from Investment Operations	(0.97)	5.51	2.44	1.28
Distributions (From Net Investment Income)	(0.07)	(0.08)	(0.09)	-
Distributions (From Realized Capital Gains)	(1.57)	(0.02)	(0.01)	-
Total Distributions	(1.64)	(0.10)	(0.10)	-
Net Asset Value -
End of Period	$31.42	$34.03	$28.62	$26.28
Total Return (c)	(3.31)%	19.30%	9.31%	5.12%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$32,688	$42,243	$20,238	$3,723
Before Waiver
Ratio of Expenses to Average Net Assets	1.58%	1.58%	1.58%	1.58%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20)%	(0.04)%	0.32%	0.45%	***
After Waiver
Ratio of Expenses to Average Net Assets	1.18%	1.18%	1.18%	1.18%	***
Ratio of Net Investment Income to Average Net Assets	0.20%	0.36%	0.72%	0.85%	***
Portfolio Turnover Rate	25.25%	14.85%	41.69%	1.59%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 10

NOTES TO THE FINANCIAL STATEMENTS CASTLE TANDEM FUND June 30, 2022

1.) ORGANIZATION
Castle Tandem Fund (the “Fund”) was organized as a diversified series of the PFS Funds (the “Trust”) on March 5, 2019, and commenced operations on March 15, 2019. The Trust is an open-end investment company established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011 (the “Trust Agreement”). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of multiple separate and distinct portfolio series the assets and liabilities of which are separate and distinct from the assets and liabilities of the other series portfolios of the Trust. As of June 30, 2022, there were thirteen series authorized by the Trust. The investment adviser to the Fund is Castle Investment Management, LLC (the “Adviser”) and the sub-adviser to the Fund is Tandem Investment Advisors, Inc. (the “Sub-Adviser”). Significant accounting policies of the Fund are presented below.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The NAV is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended June 30, 2022, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2022 Annual Report 11

Notes to the Financial Statements - continued

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pric-

2022 Annual Report 12

Notes to the Financial Statements - continued

ing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2022:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$28,859,290	$0	$0	$28,859,290
Money Market Funds	3,841,056	0	0	3,841,056
Total	$32,700,346	$0	$0	$32,700,346

The Fund did not hold any Level 3 assets during the fiscal year ended June 30, 2022.

The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2022.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund entered into an Investment Management Agreement with Castle Investment Management, LLC as the investment adviser of the Fund. Under the terms of the Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an annual investment management fee of 1.00% of the average daily net assets of the Fund. The Sub-Adviser of the Fund has responsibility for providing investment ideas and recommendations for the assets of the Fund, subject to the supervision of the Adviser. As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Fund, the Adviser pays the Sub-Adviser a sub-adviser fee. For the fiscal year ended June 30, 2022, the Adviser received management fees totaling $376,125. At June 30, 2022, the Fund owed $27,072 to the Adviser.

The Fund also has a Services Agreement with the Adviser (the “Services Agreement”), under which the Fund pays the Adviser. Under the Services Agreement, the Adviser shall supervise the Fund’s business affairs and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), underlying fund fees and expenses, and extraordinary or non-recurring expenses. In addition, to the extent not otherwise provided by other parties under agreements with the Trust, the Adviser shall supply: (i) non-investment related statistical and research data; (ii) the services of a Chief Compliance Officer for the Trust; and (iii) executive and administrative services. The Adviser shall also assist with and/or supervise the preparation by the Trust’s administrator, transfer agent, and/or auditors of: (i) tax returns; (ii) reports to shareholders of the Fund; (iii) reports to, and filings with, the SEC, state securities commissions and Blue Sky authorities including preliminary and definitive proxy materials and post-effective amendments to the Trust’s registration statement; and (iv) necessary materials for meetings of the Trust’s Board of Trustees. The Adviser shall provide personnel to serve as officers of the Trust if so elected by the Trustees. Executive and administrative services include, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such

2022 Annual Report 13

Notes to the Financial Statements - continued

third parties, and the review and submission to the officers of the Fund for their approval, of invoices or other requests for payment of Fund expenses; and such other action with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties. For its services, the Adviser receives a service fee equal to 0.58% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2022, the Adviser earned service fees of $218,152. At June 30, 2022, the Fund owed the Adviser service fees of $4,873. Beginning March 15, 2019, the Adviser has contractually agreed to waive Services Agreement fees by 0.40% of its average daily net assets through October 31, 2022. The Services Agreement fee waiver will automatically terminate on October 31, 2022 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before October 31, 2022. There are no recoupment provisions for the waivers described above. A total of $150,450 in service fees was waived for the fiscal year ended June 30, 2022.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as a trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Fund were paid a total of $3,750, in Trustees’ fees for the fiscal year ended June 30, 2022, by the Adviser.

6.) INVESTMENT TRANSACTIONS
For the fiscal year ended June 30, 2022, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $7,382,054 and $8,647,852, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2022, National Financial Services, LLC, held for the benefit of its customers, in the aggregate, 85.44% of Fund shares. The Trust does not know whether the foregoing entity or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at June 30, 2022 was $28,944,244.

At June 30, 2022, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation/(Depreciation)
$4,674,744	($918,642)	$3,756,102

The tax character of distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2022	June 30, 2021
Ordinary Income	$ 93,311	$ 107,914
Long-term Capital Gain	1,640,333	–
	$ 1,733,644	$ 107,914

As of June 30, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$ 78,002
Other Accumulated Losses	(38,424)
Undistributed Long-Term Capital Gain/(Accumulated Losses)	217,049
Unrealized Appreciation/(depreciation) – Net	3,756,102
$ 4,012,729

As of June 30, 2022, the primary differences between book and tax basis unrealized appreciation were attributable to the tax deferral of wash sales. As of June 30, 2022, other accumulated losses included the tax deferral of post-October losses of $38,424.

2022 Annual Report 14

Notes to the Financial Statements - continued

As of the fiscal year ended June 30, 2022, $148,368 was reclassified from total distributable earnings to paid in capital as a result of the use of equalization for tax purposes.

9.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

The Trust will hold a special meeting of the shareholders on September 7, 2022 (the “Meeting”), for the purpose of electing certain individuals to the Board of Trustees of the Trust. A proxy statement relating to the Meeting was filed with the Securities and Exchange Commission on July 27, 2022.

2022 Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Castle Tandem Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Castle Tandem Fund (the “Fund”), a series of PFS Funds, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more investment companies advised by Castle Investment Management, LLC since 2010.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 26, 2022

2022 Annual Report 16

ADDITIONAL INFORMATION June 30, 2022 (Unaudited)

APPROVAL OF CONTINUATION OF THE MANAGEMENT AGREEMENT BETWEEN THE TRUST AND CASTLE INVESTMENT MANAGEMENT, LLC ON BEHALF OF THE CASTLE TANDEM FUND AND THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CASTLE INVESTMENT MANAGEMENT, LLC AND TANDEM INVESTMENT ADVISORS, INC. ON BEHALF OF THE CASTLE TANDEM FUND

On March 8, 2022, the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement between the Trust and Castle Investment Management, LLC (“Castle”) on behalf of the Castle Tandem Fund and the Investment Sub-Advisory Agreement between Castle and Tandem Investment Advisors, Inc. (“Tandem”) on behalf of the Castle Tandem Fund (the “Agreements”). In approving the Agreements, the Board considered and evaluated the following factors: (i) the nature, extent, and quality of the services provided by Castle and Tandem to the Castle Tandem Fund; (ii) the investment performance of the Castle Tandem Fund, Castle, and Tandem; (iii) the cost of the services to be provided and the profits to be realized by Castle and Tandem and their respective affiliates (if any) from the relationship with the Castle Tandem Fund; (iv) the extent to which economies of scale will be realized as the Castle Tandem Fund grows and whether the fee levels reflect these economies of scale to the benefit of its shareholders; and (v) Castle’s and Tandem’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the annual renewal process, including information presented at the Meeting. The Board reflected on the presentation by representatives of Castle earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreements, including: (i) reports regarding the services and support provided to the Castle Tandem Fund and its shareholders by Castle and Tandem; (ii) assessments of the investment performance of the Castle Tandem Fund by personnel of Castle; (iii) commentary on the reasons for the performance; (iv) presentations addressing Castle’s and Tandem’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Castle Tandem Fund, Castle, and Tandem; (vi) disclosure information contained in the registration statement of the Trust and the Forms ADV of Castle and Tandem; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Castle and Tandem, including financial information, a description of personnel and the services provided to the Castle Tandem Fund, information on investment advice, performance, summaries of Castle Tandem Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Castle Tandem Fund; and (iii) benefits to be realized by Castle and Tandem from their relationship with the Castle Tandem Fund. The Board did not identify any information that was most relevant to its consideration to approve the Agreements, and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent, and Quality of the Services Provided by Castle and Tandem

In considering the nature, extent, and quality of the services provided by Castle and Tandem, the Trustees reviewed the responsibilities of Castle and Tandem under the Agreements. The Trustees reviewed the services being provided by Castle and Tandem including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Castle Tandem Fund’s investment objective, strategies and limitations, and regulatory requirements. The Trustees reflected on their discussions with representatives from Castle throughout the past year. The Trustees considered the coordination of services for the Castle Tandem Fund among Castle and the service providers (including Tandem) and Castle’s interactions with the Independent

2022 Annual Report 17

Additional Information (Unaudited) - continued

Trustees; and the efforts of Castle to promote the Castle Tandem Fund and grow its assets. The Trustees noted Castle’s and Tandem’s continuity of, and commitment to retain, qualified personnel and to maintain and enhance its resources and systems and the continued cooperation with the Independent Trustees and Counsel for the Castle Tandem Fund. The Trustees evaluated Castle’s and Tandem’s personnel, including the education and experience of their personnel. The Trustees reflected on discussions with representatives from Castle during the Meeting. After reviewing the foregoing information and further information in the materials provided by Castle and Tandem, the Board concluded that, considering all the facts and circumstances, the nature, extent, and quality of the services provided by Castle and Tandem were satisfactory and adequate for the Castle Tandem Fund.

2. Investment Performance of the Castle Tandem Fund, Castle, and Tandem

In considering the investment performance of the Castle Tandem Fund, Castle and Tandem, the Trustees compared the performance of the Castle Tandem Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees noted that Castle’s only other client is another mutual fund in the Trust. The Trustees discussed the performance of the Castle Tandem Fund compared to other accounts managed by Tandem. The Trustees considered Tandem’s representation that the performance of these other accounts to be within its typical dispersion and any differences in performance can be primarily attributed to the differences in fees charged to the respective accounts. As to the performance of the Castle Tandem Fund, the Board was provided with a report that included information regarding the performance of the Castle Tandem Fund compared to the Fund’s Morningstar category of US Large Blend Funds (the “Category”) and to a group of funds of similar size, style, and objective, derived from the Category with assets ranging from $20 million to $60 million (the “Peer Group”). The Trustees noted that for the 1-year period ended December 31, 2021, the Castle Tandem Fund under-performed the benchmark (the “S&P 500”), the Category and the Peer Group. They also noted that the Castle Tandem Fund has generally maintained a large cash position since the Fund’s inception (March 15, 2019), which has detracted from performance during periods of general market appreciation. It was further noted that Tandem typically maintains higher cash balances when their internal research indicates valuations are elevated. The Trustees reflected on their previous conversations with representatives of Castle and Tandem on the investment philosophy of the Castle Tandem Fund being geared toward longer-term performance with lower volatility than the S&P 500 over a full market cycle. The Trustees also considered Castle’s explanation for the Castle Tandem Fund’s underper-formance relative to its Category, benchmark and Peer Group for the year ended December 31, 2021. After reviewing and discussing the investment performance of the Castle Tandem Fund further, Castle’s and Tandem’s experience managing the Castle Tandem Fund, Tandem’s historical investment performance, and other relevant factors, the Board concluded, considering all the facts and circumstances, that the investment performance of the Castle Tandem Fund, Castle, and Tandem was satisfactory given the Castle Tandem Fund’s investment objectives and strategy.

3. Costs of the Services to be Provided and Profits to be Realized by Castle and Tandem

In considering the costs of the services to be provided and profits to be realized by Castle and Tandem from the relationship with the Castle Tandem Fund, the Trustees considered: (1) Castle’s and Tandem’s financial condition and the level of commitment to the Castle Tandem Fund and Castle by the principals of Castle; (2) the asset level of the Castle Tandem Fund; (3) the overall expenses of the Castle Tandem Fund; and (4) the nature and frequency of advisory and sub-advisory fee payments. The Trustees reviewed the information provided by Castle and Tandem regarding their respective profits associated with managing the Castle Tandem Fund. The Trustees also considered potential benefits for Castle and Tandem in managing the Castle Tandem Fund. The Trustees then compared the fees and expenses of the Castle Tandem Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Agreements compared to the Peer Group and the Category, noting that the management fee and net expense ratio were above the Peer Group and Category averages. The Trustees also considered the fees charged by Tandem relative to the fees it charged to its other managed accounts, noting that the fees charged to the Castle Tandem Fund were less than the average management fee charged to their other managed accounts. The Trustees noted that, although the management fee is high relative to the Peer Group

2022 Annual Report 18

Additional Information (Unaudited) - continued

and Category averages, it was within the range of management fees of the Peer Group and the Category. The Trustees also considered the sub-advisory portion of the fee, noting that it appeared reasonable in light of the services being provided by Tandem. They also acknowledged that Castle is responsible for paying the sub-advisory fee to Tandem. The Trustees recognized that Castle has indicated its intention to continue the fee waiver arrangement as it relates to the Services Agreement with the Castle Tandem Fund for another annual period. It was noted that the Castle Tandem Fund’s net expense ratio of 1.20% was only 2 basis points higher than the average net expense ratio of the funds in the Peer Group. The Trustees also considered that under the contractual arrangements with Castle, it was required to pay most of the Castle Tandem Fund’s operating expenses out of its assets. Based on the foregoing, the Board concluded that the fees to be paid to Castle (and in turn Castle’s payment to Tandem) and the profits to be realized, if any, by Castle and Tandem, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Castle and Tandem.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Castle Tandem Fund’s size and whether advisory fee levels will reflect those economies of scale for the benefit of the Castle Tandem Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Castle Tandem Fund’s shareholders will experience benefits from the fact that Castle is obligated to pay certain of the Castle Tandem Fund’s operating expenses, which has the effect of limiting the overall fees paid by the Castle Tandem Fund. The Trustees also recognized, as noted above, that Castle has indicated its intention to continue the waiver of a portion of its fees under the Services Agreement for additional annual period. The Trustees also noted that the contractual arrangements with the Trust required that Castle effectively cap the expenses of the Castle Tandem Fund, which has a similar effect as a breakpoint, although the Trustees noted that shareholders would benefit without the need for the Castle Tandem Fund’s assets to reach or be maintained at certain asset thresholds. The Trustees also noted that the fees payable to Tandem were paid from the amounts paid to Castle and not paid directly by Castle Tandem Fund shareholders. In light of its ongoing consideration of the Castle Tandem Fund’s current asset levels, expectations for growth in the Castle Tandem Fund, and fee levels, the Board determined that the Castle Tandem Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Castle and Tandem.

5. Possible Conflicts of Interest and Benefits to Castle and Tandem

In considering Castle and Tandem’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Castle Tandem Fund; the basis of decisions to buy or sell securities for the Castle Tandem Fund; and the substance and administration of Castle’s and Tandem’ respective codes of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Castle and Tandem’s potential conflicts of interest. The Trustees noted that Castle has no other clients other than another fund in the Trust. The Trustees considered Castle’s role in monitoring Tandem’s compliance with such things as personal trading, brokerage and portfolio transactions, and trade allocations among clients. The Trustees noted that Tandem does not utilize soft dollars. The Trustees discussed the potential benefit of additional public exposure of Castle and Tandem based on marketing that is done for the Castle Tandem Fund. No other potential benefits (other than the management and service fees paid to Castle and sub-advisory fees paid to Tandem) were identified by the Trustees. Based on the foregoing, the Board determined that Castle’s and Tandem’ standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session along with Counsel to discuss the continuation of the Agreements. The officers of the Trust and others present were excused during this discussion.

After further review and discussion, it was the Trustees’ determination that the best interests of the Castle Tandem Fund’s shareholders were served by the renewal of the Agreements.

2022 Annual Report 19

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-877-743-7820. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	13	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust. Jeffrey R. Provence is the son of Ross C. Provence.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	13	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Retired. Law Office of Allen C.	13	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	Brown, Estate planning and busi-		Investor Funds
ness attorney (1970 to 2021).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2022 Annual Report 20

Investment Adviser
Castle Investment Management, LLC

Sub-Adviser
Tandem Investment Advisors, Inc.

Legal Counsel
Practus, LLP

Custodian
US Bank, N.A.

Distributor
Arbor Court Capital, LLC

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Castle
Tandem Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

Castle Tandem Fund 277 South Washington Street, Suite 335 Alexandria, Virginia 22314 www.castleim.com 703-260-1921

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

In this regard, the registrant’s Board of Trustees had determined that George Cossolias was an audit committee financial expert and was independent for purposes of this Item 3. Prior to the filing of this Report Mr. Cossolias passed away. No member of the audit committee has currently identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the Board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The Board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 6/30/2022	FYE 6/30/2021
Audit Fees	$27,750	$27,750
Audit-Related Fees	$0	$0
Tax Fees	$9,000	$7,500
All Other Fees	$1,000	$1,000

Nature of Tax Fees: preparation of Excise Tax Statement, 1120 RIC, and review of year end dividend calculations. All Other Fees: Semi-Annual Reports Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 6/30/2022	FYE 6/30/2021
Registrant	$10,000	$8,500
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/31/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/31/2022

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/31/2022